UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 29, 2004

                              CENTER BANCORP, INC.

             (Exact Name of Registrant as Specified in its Charter)

          New Jersey                       2-81353               52-1273725
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(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)

     2455 Morris Avenue, Union, New Jersey                   07083
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   (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (800) 862-3683

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

         This Current Report on Form 8-K contains forward-looking statements with respect to the financial condition, results of operation and business of the Registrant and its subsidiaries. These include, but are not limited to, statements that relate to or are dependent on estimates or assumptions relating to the prospects of loan growth, credit quality and certain operating efficiencies resulting from the operations of the Registrant. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities:
(1) competitive pressure among financial services companies increases significantly; (2) changes in the interest rate environment reduce interest margins; (3) general economic conditions, internationally, nationally or in the State of New Jersey are less favorable than expected; (4) legislation or regulatory requirements or changes adversely affect the business in which the combined organization will be engaged; and (5) other risks detailed in other filings made by the Registrant with the Securities and Exchange Commission.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 29, 2004, the Registrant entered into a stock purchase agreement (the "Stock Purchase Agreement") and a registration rights agreement (the "Registration Rights Agreement") with certain accredited investors (the "Purchasers"). Pursuant to the Stock Purchase Agreement, the Registrant agreed to sell, and the Purchasers agreed to purchase, a total of 888,888 shares of the Registrant's common stock, no par value, at a purchase price of $11.25 per share, representing gross proceeds of approximately $10.0 million. Closing of this stock purchase was effected concurrently with the execution of the Stock Purchase Agreement. Net proceeds from this transaction are expected to be approximately $9.4 million, after commissions and expenses.

         The above-mentioned shares were issued in a private placement, were not registered under the Securities Act of 1933, as amended (the "Act), and may not be offered or sold in the United States absent registration under the Act or an applicable exemption from the registration requirements of the Act. Pursuant to the Registration Rights Agreement, the Registrant has agreed to register such shares for resale under the Act. The Registration Rights Agreements provides for the payment of certain liquidated damages in the event that, among other things, delays are experienced either in the Registrant's filing the applicable registration statement with the SEC or in the SEC's declaring that registration statement effective or if for any reason the registration statement is not available to holders of the shares for specified periods of time. The Registration Rights Agreement also provides indemnification and contribution remedies to the Purchasers in connection with the resale of shares pursuant to such registration statement.

         The  Purchasers  are Banc  Funds V, Banc Funds VI,  Endicott  Partners,
L.P., Endicott Partners II, L.P., Endicott Offshore Investors LTD, Engineers Joint Pension Plan, SuNOVA Partners, L.P., SuNOVA Long Term Opportunity Fund, L.P., SuNOVA Offshore LTD and FFC Management.

         To the Registrant's knowledge, the Purchasers have no material relationships with the Registrant other than (i) the relationship established pursuant to the above-mentioned agreements and (ii) the fact that FFC Management, Banc Funds V and Banc Funds VI own shares of the Registrant's common stock.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         Reference is made to Item 1.01 hereof with respect to the issuance of 888,888 shares of the Registrant's common stock, no par value. The aggregate offering price was approximately $10.0 million. The Registrant paid commissions to a placement agent aggregating $450,000 in connection with this transaction.

         The 888,888 shares represent approximately 9% of the Registrant's outstanding shares of common stock on a post-transaction basis.

         The Registrant relies upon the exemption from registration  afforded by
Section 4(2) of the Act, in that: (a) the shares were sold to a limited number of sophisticated accredited investors, (b) the shares were sold without any general solicitation or public advertising, (c) the Purchasers provided the Registrant with representations customary for a private placement of securities and (d) the certificates delivered to the Purchasers bear restrictive legends.

ITEM 7.01 REGULATION FD DISCLOSURE

         In connection with the sale of the above-mentioned shares to the Purchasers, the Registrant advised the Purchasers of the risk factors relating to the Registrant set forth below. Such information was provided to the Purchasers on a confidential basis. Such information is to be deemed "filed" for purposes of the Securities Exchange Act of 1934.

WE ARE SUBJECT TO INTEREST RATE RISK AND VARIATIONS IN INTEREST RATES MAY NEGATIVELY IMPACT OUR FINANCIAL PERFORMANCE.

         We are unable to predict actual fluctuations of market interest rates with complete accuracy. Rate fluctuations are affected by many factors, including:

         o        inflation;

         o        recession;

         o        a rise in unemployment;

         o        tightening money supply; and

         o        domestic  and   international   disorder  and  instability  in
                  domestic and foreign financial markets.

Changes in the interest rate environment may reduce profits. We expect that we will continue to realize income from the differential or "spread" between the interest we earn on loans, securities and other interest-earning assets, and the interest we pay on deposits, borrowings and other interest-bearing liabilities. Net interest spreads are affected by the difference between the maturities and repricing characteristics of interest-earning assets and interest-bearing liabilities. At present, we are somewhat vulnerable to increases in interest rates because if rates increase significantly, our interest-earning assets may not reprice as rapidly as our interest-bearing liabilities. Changes in levels of market interest rates could materially and adversely affect our net interest spread, asset quality, levels of prepayments and cash flows as well as the market value of our securities portfolio and overall profitability.

UNION CENTER NATIONAL BANK'S ABILITY TO PAY DIVIDENDS IS SUBJECT TO REGULATORY LIMITATIONS WHICH, TO THE EXTENT THAT THAT OUR HOLDING COMPANY REQUIRES SUCH DIVIDENDS IN THE FUTURE, MAY AFFECT OUR HOLDING COMPANY'S ABILITY TO HONOR ITS OBLIGATIONS AND PAY DIVIDENDS.

         Our holding company is a separate legal entity from Union Center National Bank and its subsidiaries and does not have significant operations of its own. We currently depend on the Bank's cash and liquidity to pay our operating expenses and dividends to shareholders. We cannot assure you that in the future the Bank will have the capacity to pay the necessary dividends and that our holding company will not require dividends from the Bank to satisfy the holding company's obligations. The availability of dividends from the Bank is limited by various statutes and regulations. It is possible, depending upon the financial condition of the holding company and other factors, that bank regulators could assert that payment of dividends or other payments by the Bank are an unsafe or unsound practice. In the event that the Bank is unable to pay dividends, our holding company may not be able to service its obligations as they become due, or pay dividends on our common stock. Consequently, the inability to receive dividends from the Bank could adversely affect our financial condition, results of operations, cash flows and prospects.

OUR ALLOWANCE FOR LOAN LOSSES MAY NOT BE ADEQUATE TO COVER ACTUAL LOSSES.

         Like all financial institutions, we maintain an allowance for loan losses to provide for loan defaults and non-performance. If our allowance for loan losses is not adequate to cover actual loan losses, future provisions for loan losses could materially and adversely affect our operating results. Our allowance for loan losses is determined by analyzing historical loan losses, current trends in delinquencies and charge-offs, plans for problem loan resolution, the opinions of our regulators, changes in the size and composition of the loan portfolio and industry information. We also consider the impact of economic events, the outcome of which are uncertain. The amount of future losses is susceptible to changes in economic, operating and other conditions, including changes in interest rates, that may be beyond our control, and these losses may exceed current estimates. Federal regulatory agencies, as an integral part of their examination process, review our loans and allowance for loan losses. While we believe that our allowance for loan losses in relation to our current loan portfolio is adequate to cover current losses, we cannot assure you that we will not need to increase our allowance for loan losses or that regulators will not require us to increase this allowance. Either of these occurrences could materially and adversely affect our earnings and profitability.

OUR BUSINESS IS SUBJECT TO VARIOUS LENDING AND OTHER ECONOMIC RISKS THAT COULD ADVERSELY IMPACT OUR RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Changes in economic conditions, particularly an economic slowdown, could hurt our business. Our business is directly affected by political and market conditions, broad trends in industry and finance, legislative and regulatory changes, changes in governmental monetary and fiscal policies and inflation, all of which are beyond our control. A deterioration in economic conditions, particularly within New Jersey, could result in the following consequences, any of which could hurt our business materially:

         o        loan delinquencies may increase;

         o        problem assets and foreclosures may increase;

         o        demand for our products and services may decline; and

         o collateral for loans made by us may decline in value, in turn reducing our clients' borrowing power.

         A downturn in the real estate market could hurt our business. If there is a significant decline in real estate values in New Jersey, the collateral for our loans will provide less security. As a result, our ability to recover on defaulted loans by selling the underlying real estate would be diminished, and we would be more likely to suffer losses on defaulted loans.

WE MAY SUFFER LOSSES IN OUR LOAN PORTFOLIO DESPITE OUR UNDERWRITING PRACTICES.

         We seek to mitigate the risks inherent in our loan portfolio by adhering to specific underwriting practices. Although we believe that our underwriting criteria are appropriate for the various kinds of loans that we make, we may incur losses on loans that meet our underwriting criteria, and these losses may exceed the amounts set aside as reserves in our allowance for loan losses.

WE FACE STRONG COMPETITION FROM OTHER FINANCIAL INSTITUTIONS, FINANCIAL SERVICE COMPANIES AND OTHER ORGANIZATIONS OFFERING SERVICES SIMILAR TO THE SERVICES THAT WE PROVIDE.

Many competitors offer the types of loans and banking services that we offer. These competitors include other national banks, savings associations, regional banks and other community banks. We also face competition from many other types of financial institutions, including finance companies, brokerage firms, insurance companies, credit unions, mortgage banks and other financial intermediaries. In this regard, our competitors include other state and national banks and major financial companies whose greater resources may afford them a marketplace advantage by enabling them to maintain numerous banking locations, offer a broader suite of services and mount extensive promotional and advertising campaigns.

         In connection with the sale of the above-mentioned shares to the Purchasers, the Registrant also provided the Purchasers with certain information regarding the Registrant and its business. Such information, which was provided to the Purchasers on a confidential basis and is to be deemed "filed" for purposes of the Securities Exchange Act of 1934, consisted of the following:

         o As a result of the consolidation in the Registrant's markets, the Registrant intends to increase shareholder value over the next three to five years by taking advantage of its strong markets in order to build its business lines and increase earnings. The Registrant plans to:

                  o Open at least three more branches over the next five years;

                  o Increase fee income, possibly by acquiring an asset management company and/or by developing existing trust services, or other businesses such as the mortgage brokerage business;

                  o Continue to increase the Registrant's loans-to-deposits ratio, while placing a particular emphasis on commercial mortgage and business loan originations; and

                  o Maintain strong credit quality by upholding high underwriting standards.

         o By opening new branches, hiring more lending officers, and adding on new businesses, the Registrant's goals over the next five years include:

                  o        Increasing the loan to deposit ratio to approach 75%;

                  o        Building   fee  income  to  at  least  15%  of  total
                           revenues;

                  o        Delivering a return on equity of 15%; and

                  o Maintaining solid credit quality as the business grows.

         o The Registrant is currently negotiating for two additional branch locations in Union County, New Jersey.

         o The Registrant's goal is to be a community banking business with total assets of at least $1.5 billion within five years.

         o There has been substantial consolidation within the Registrant's marketplace. As a result, the Registrant has been able to hire lending officers who do not want to work for larger financial institutions and to attract new customers who may feel disenfranchised with larger institutions.

         o The Registrant estimates that over the next few years, commercial real estate will continue to grow as a percentage of total loans, while residential loans will continue to be de-emphasized.

         o The Registrant's goal is to increase its ratio of loan loss allowance to loans to 1.20% over the next five years.

         o The Registrant's goal for return on average equity is at least 15%.

         o The Registrant expects growth in net income to return to double digit figures as interest rates increase and as capital expenditures on its new operations center decline.

         o The Registrant believes its common stock price was negatively impacted when its common stock was removed from the Russell 3000 index in the second quarter of 2004.

         o The Registrant believes that its 2005 earnings per share will be $0.85.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following exhibits are attached to this Current Report:

         10.1     Stock Purchase Agreement, dated September 29, 2004

         10.2     Registration Rights Agreement, dated September 29, 2004

         99.1     Press release dated September 29, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CENTER BANCORP, INC.


                              By: /s/ John J. Davis
                                  ---------------------------------------------
                                  Name: John J. Davis
                                  Title:  President and Chief Executive Officer


Dated:  October 1, 2004

                                  EXHIBIT INDEX


10.1     Stock Purchase Agreement, dated September 29, 2004

10.2     Registration Rights Agreement, dated September 29, 2004

99.1     Press release dated September 29, 2004